UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14C

               Information Statement Pursuant to Section 14(c) of
                       the Securities Exchange Act of 1934

Check  the  appropriate  box:

/ /     Preliminary Information Statement

/ / Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

/X/     Definitive Information Statement

                     BATTLE MOUNTAIN GOLD EXPLORATION CORP.
                     --------------------------------------
                (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

/X/  No  fee  required

/ /  Fee  computed  on  table  below per Exchange Act Rules 14c-5(g) and 0-11

     (1)  Title  of  each  class  of  securities  to  which transaction applies:

     (2)  Aggregate  number  of  securities  to  which  transaction  applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed  maximum  aggregate  value  of  transaction:

     (5)  Total  fee  paid:

/ /  Fee  paid  previously  with  preliminary  materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount  Previously  Paid:
     (2)  Form,  Schedule  or  Registration  Statement  No.:
     (3)  Filing  Party:
     (4)  Date  Filed:

                     BATTLE MOUNTAIN GOLD EXPLORATION CORP.
                   One East Liberty Street, 6th Floor, Suite 9
                               Reno, Nevada 89504

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        To be held on December 9, 2005


To  the  stockholders  of  Battle  Mountain  Gold  Exploration  Corp.:

     Notice is hereby given that an Annual Meeting of stockholders of Battle Mountain Gold Exploration Corp. (the "Company") will be held on December 9, 2005, at 8:00 a.m., Pacific Standard Time, at:

Battle Mountain Gold Exploration Corp.
Sixth Floor, Suite 9
One East Liberty Street
Reno, Nevada  89504

for the following purposes. The shareholders holding a majority of our total issued and outstanding shares have indicated verbally to management that they will either approve or ratify, as the case may be, the following proposals:

     1. To re-elect Anthony Crews, Wade A. Hodges, Mark Kucher, Brian Labadie, and James E McKay as Directors.

     2. To ratify the adoption of the 2004-2005 Non-Qualified Stock Option Plan covering 3,500,000 shares of our Common Stock, as approved by the Board of Directors, by unanimous vote, on December 15, 2004.

     3. To ratify amendments to our Articles of Incorporation. The Board of Directors and a majority of our then current shareholders approved an amendment to our Articles of Incorporation via signed written consent to action without a meeting on February 9, 2004, that was filed with the State of Nevada on April 15, 2004. Our Majority Shareholders will ratify the approval of the Certificate of Amendment to the Articles of Incorporation to change our name to Battle Mountain Gold Exploration Corp., to effect a 10:1 forward stock split, to increase the authorized shares to 200,000,000 shares of common stock, to reauthorize the par value of $.001 per share of common stock, and to reauthorize 10,000,000 shares of preferred stock with a par value of $.001 per share of preferred stock.

     4. To ratify the appointment of Chisholm, Bierwolf & Nilson, LLC, Certified Public Accountants, as the Company's independent auditors for fiscal year 2006, as approved by the Board of Directors, by unanimous vote, on January 12, 2005.

     5. To transact such other business as may properly come before the Annual Meeting.

     Common stockholders of record on the close of business on November 17, 2005 are entitled to notice of the meeting. All stockholders are cordially invited to attend the meeting in person.

                                   By  Order  of  the  Board  of  Directors,

                                   /s/  James  E.  McKay
                                   ---------------------
                                   James  E.  McKay
                                   Chief  Executive  Officer  and  Director

November 17, 2005

                     BATTLE MOUNTAIN GOLD EXPLORATION CORP.
                   One East Liberty Street, 6th Floor, Suite 9
                               Reno, Nevada 89504

                              INFORMATION STATEMENT
                               November 17, 2005

     This Information Statement is furnished by the Board of Directors (the "Board") of Battle Mountain Gold Exploration Corp. (the "Company") to provide notice of an Annual Meeting of stockholders of the Company which will be held on December 9, 2005 at 8:00 a.m., Pacific Standard Time, at:

Battle Mountain Gold Exploration Corp.
Sixth Floor, Suite 9
One East Liberty Street
Reno, Nevada  89504

     The record date for determining stockholders entitled to receive this Information Statement has been established as the close of business on November 17, 2005 (the "Record Date"). This Information Statement will be first mailed on or about November 18, 2005, to stockholders of record at the close of business on the Record Date. As of the Record Date, there were issued and outstanding 41,030,000 shares of the Company's Common Stock and no shares of the Company's Preferred Stock. The holders of all outstanding shares of Common Stock are entitled to one vote per share of Common Stock registered in their names on the books of the Company at the close of business on the Record Date.

     The presence at the Annual Meeting of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. The Board of Directors is not aware of any matters that are expected to come before the Annual Meeting other than the matters referred to in this Information Statement.

     The matters scheduled to come before the Annual Meeting require the approval of a majority of the votes cast at the Annual Meeting. Mark Kucher, Julie Kucher, Bug River Trading Corp., Warrior Resource Corp., British Swiss Investment Corp., James E. McKay, Wade A. Hodges, Kenneth Tullar, Paul Taufen, Jay Egan, John Egan, Greg Hrycak, Roger Rosmus, Manjy Sidoo, Nick Demare, James Buskard, Thomas Byrne, Dutchess Corporation, Bluemint Exploration, Inc. and St. Georges Hill Trust (the "Majority Shareholders") beneficially own an aggregate of 25,410,000 shares, or 61.9% of our Common Stock, and will be able to approve the matters presented in this Information Statement. The Company is not soliciting your vote as the Majority Shareholders will be present at the Annual meeting and already have the votes in hand, based on their stock ownership, to approve or ratify the proposals to come before the meeting.

     WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                   PROPOSAL 1
                        THE RE-ELECTION OF FIVE DIRECTORS

     The five directors who are currently in office are to be re-elected to serve until the next annual meeting of the shareholders and until their successors are elected and shall have qualified. The Board of Directors has nominated Anthony Crews, Wade A. Hodges, Mark Kucher, Brian Labadie, James E McKay to serve as directors (the "Nominees," or individually the "Nominee"). The Nominees are currently serving as Directors of the Company. Mr. Kucher currently serves as the Company's Principal Financial Officer. Mr. McKay currently serves as the Company's President, Chief Executive Officer, Secretary and Treasurer. The Board of Directors has no reason to believe that any Nominee will be unable to serve or decline to serve as a director. Any vacancy occurring between shareholders' meetings, including vacancies resulting from an increase in the number of directors may be filled by the Board of Directors. A director elected to fill a vacancy shall hold office until the next annual shareholders' meeting.

     Our Majority Shareholders have verbally indicated that they will approve the re-election of all nominees named above to the Board of Directors. Therefore, the Company is not asking for your proxy, and the Company requests that you do not send a proxy, as no further shareholder approval is either required or sought.

     The following biographical information is furnished with respect to each of the Nominees. The information includes the individual's present position with the Company, period served as a director, and other business experience during the past five years.

DIRECTORS

     ANTHONY CREWS, has served as a Director of the Company since November 2004. Mr. Crews has owned and served as the Principal of both The Mines Group, Inc. and Crews Engineering, Inc. since January 1997. Mr. Crews has over twenty-nine
(29) years of experience in Civil, Mining, and Environmental Engineering. Mr. Crews holds a Bachelors degree in Civil Engineering from The University of the Witwatersrand. Mr. Crews is a member of the following organizations: Society of Mining and Metallurgical Engineers, USA; American Society of Civil Engineers, USA; Aircraft Owners and Pilots Association, USA; Royal Ocean Racing Club, London, UK; Nevada Mining Association; National Council of Examiners for Engineering and Surveying. Mr. Crews is a Registered Professional Engineer in California, Nevada, Arizona and Hawaii.

     WADE A. HODGES, has served as a Director of the Company since September 2004. Mr. Hodges worked as a self-employed Consulting Exploration Geologist to the gold mining industry since December 1996. Mr. Hodges has twenty-six (26) years of successful, educational and professional, field-oriented exploration experience. During the twelve (12) years from 1984 through 1996, Mr. Hodges worked for Santa Fe Pacific Gold Corporation ("Santa Fe") in a number of challenging staff and management positions as a valued member of various national and international exploration and development teams, which were largely responsible for the resulting growth of Santa Fe. Mr. Hodges holds a Bachelor of Science degree in Geology and a Master of Science degree in Economic Geology from Oregon State University. He has also participated in numerous other courses and seminars directed primarily toward the discovery and development of economic hydrothermal gold deposits. Mr. Hodges is a member of the Geological Society of America, the Society for Economic Geologists, the Society for Mining, Metallurgy, and Exploration, Inc., the Geological Society of Nevada, and the American Institute of professional Geologists.

     MARK KUCHER, has served as a Director of the Company and the Company's Principal Financial Officer since April 2004. From April 2004 to September 2004, he was also the Company's President, Chief Executive Officer, Secretary and TreasurerSince January 1992, he has also served as an officer, director and shareholder of British Swiss Investment Corp., a private Swiss corporation acting on behalf of Swiss pension funds in the disposition of various resource investments in Canada, predominantly in oil and gas and gold mining. Mr. Kucher has commercial, business development and corporate finance experience with an emphasis in the mining industry. Mr. Kucher has also had various positions with investment banks and brokerage firms. Mr. Kucher holds an MBA from the University of Western Ontario and a Bachelor of Commerce Degree from The University of Manitoba.

     BRIAN LABADIE, has served as a Director of the Company since November 2004. Mr. Labadie has over three decades of metallurgical, mine development and operations experience. In his career, he held many senior management roles with Cominco (TSX-CLT), Echo Bay Mining (ASE-ECO) and currently, Miramar Mining (TSX-MAE). Mr. Labadie is Miramar Mining's Executive Vice President and Chief Operating Office and during his tenure, Mr. Labadie has successfully developed and implemented environmental policies and management systems, budget and cost control systems and long term mine planning processes. Mr. Labadie holds a Bachelor of Applied Science in Geological Engineering from the University of
Toronto. In addition to bringing his extensive technical, quality control monitoring and operational management experience to our Board, Mr. Labadie has a key advisory role in Battle Mountain's strategy to partner and joint-venture with major industry producers having existing gold resources in the Nevada.

     JAMES E. MCKAY, began formally serving as the Company's President, Chief Executive Officer, Secretary and Treasurer in September 2004. Mr. McKay had assisted Mark Kucher in these capacities since June 2004. From July 1992 to May 2004, Mr. McKay was a Manager and Director of Miramar Mining Corporation's, American Eagle Resources and managed the Golden Eagle Mine in Storey County,
Nevada. During the same period, Mr. McKay served as a director of Aurex, a Canadian-Chilean partnership involved in acquisitions and the ownership and management of an underground copper-gold mine in Chile. From February 1989 to July 1993, Mr. McKay was a self-employed Consultant. Mr. McKay has over thirty
(30) years of foreign and North American exploration and operational experience. His experience has included corporate directorships and exploration, operations and reclamation management. In 1979, following six years as a field exploration geologist in Africa, Colombia, Mexico, and North America, he was designated the on-site manager of Homestake Mining Corporation's McLaughlin exploration project, from its inception through the announcement of the discovery of the 3 million ounces gold deposit. Mr. McKay holds a Masters in Business Administration and a Bachelor of Science degree in Geological Engineering both from the University of Nevada.

     All directors of the Company will hold office until the next annual meeting of the shareholders, and until their successors have been elected and qualified. Officers of the Company are elected by the Board of Directors and hold office at the pleasure of the Board.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In September 2004, the Company entered into an Exchange with the former shareholders of Battle Mountain pursuant to which Battle Mountain became a wholly-owned subsidiary of the Company. The Company issued an aggregate of 11,640,000 shares of common stock to the former shareholders of Battle Mountain. The Exchange was one share of the Company for each share of Battle Mountain. Prior to the Exchange, Battle Mountain had sold an aggregate of 11,640,000 shares consisting of sales of an aggregate of 7,000,000 shares for $122,000 and an aggregate of 4,640,000 shares for $358,000 in January 2004 and May 2004, respectively. Battle Mountain sold the 7,000,000 shares to six (6) individuals, three of whom became executive officers and/or directors of the Company, and three (3) entities, all of which are affiliates of Mark Kucher, our Chief Financial Officer and a Director. Battle Mountain sold the 4,640,000 shares to two (2) individuals and three (3) entities, one (1) of which is an affiliate of Mr. Kucher. No underwriters or agents were involved in the foregoing issuances and no underwriting discounts or commissions were paid by the Company.

     In October 2004, the Company sold an aggregate of 900,000 shares of common stock to an unaffiliated entity for an aggregate of $425,000 (or $0.4722 per share). The Company claims an exemption from registration afforded by Section 4(2) of the Act since the foregoing issuance did not involve a public offering, the recipient had access to information that would be included in a registration statement, took the shares for investment and not resale and the Company took appropriate measures to restrict transfer. No underwriters or agents were involved in the foregoing issuance and no underwriting discounts or commissions were paid by the Company.

     In November 2004, the Company received private placement subscription offers for an aggregate of 450,000 shares of restricted common stock from four
(4) individual investors for an aggregate total subscription of $450,000 (or $1.00 per share). At the time of the subscription, the OTC Bulletin Board market price for the Company's shares was approximately $1.35 per share. Shortly after receipt of the respective subscription offers from the four (4) investors, and prior to the Board of Directors' acceptance of the respective offers and issuance of any shares, the market price of the Company's shares, which were very thinly traded and had low trading volume, started dropping, and continued to drop, to approximately $.60 per share by January 2005. Accordingly, since their subscriptions had not been accepted or their shares issued to them, the four (4) offerees were not bound to the price of their original subscription offers and, therefore, requested that the price per share in their respective subscription offers be amended to reflect the then-current market price of the shares. Based thereon, on or about February 1, 2005, the Company agreed to change the terms of the private placement sales to the four (4) subscribers to provide for 900,000 shares for an aggregate of $450,004 (or approximately $0.50 per share).

     This re-pricing of the private placement sale of shares of our Common Stock was done to more accurately and consistently reflect actual market price and conditions of our common shares, maintain the four (4) investors' interest in the private placement and offer the investors what the Company believed was an equitable investment opportunity. In April 2005, the Company agreed to accept $100,000 less of an investment from one of the four (4) investors. As a result of these changes in the original terms of the sale, the Company received $350,004 for an aggregate of 700,000 shares. The spouse of Mark Kucher, the Company's Chief Financial Officer and a Director of the Company, purchased 40,000 of these shares. The Company claims an exemption from registration afforded by Section 4(2) of the Act since the foregoing issuances did not involve a public offering, the recipients had access to information that would be included in a registration statement, took the shares for investment and not resale and the Company took appropriate measures to restrict transfer. The Company also claims an exemption from registration afforded by Regulation S under the Act. No underwriters or agents were involved in the foregoing issuance and no underwriting discounts or commissions were paid by the Company.

     In December 2004, the Company granted options to James E. McKay and Mark D. Kucher pursuant to their employment agreements to purchase 500,000 shares of the Company's common stock with an exercise price of $0.99 per share and a vesting date of May 31, 2005. Mr. McKay serves as the Company's President pursuant to his employment agreement. Mr. Kucher serves as the Company's Chief Executive Officer and Chairman of the Company's board of directors pursuant to his employment agreement. In December 2004, the Company granted options to James Buskard to purchase 75,000 shares of the Company's common stock with an exercise price of $0.99 per share and a vesting date of May 31, 2005. In April 2005, the Company's board of directors amended the terms of their options to vest in their entirety on April 15, 2005, at an amended exercise price of $0.40 per share.

     In April 2005 the Company granted options to each member of the Board of Directors (Mark Kucher, James McKay, Wade Hodges, Brian Labadie and Anthony Crews) to purchase 300,000 shares of the Company's common stock with an exercise price of $0.40 per share and a vesting date of April 15, 2005. In April 2005 the Company granted options to Kenneth Tullar to purchase 200,000 shares of the Company's common stock with an exercise price of $0.40 per share and a vesting date of April 15, 2005. In April 2005 the Company granted options to Paul Taufen and James Buskard to purchase 50,000 shares of the Company's common stock with an exercise price of $0.40 per share and a vesting date of April 15, 2005. In April 2005 the Company granted options to Thomas Byrne to purchase 125,000 shares of the Company's common stock with an exercise price of $0.40 per share and a vesting date of April 15, 2005.

     Wade A. Hodges, a Director of the Company, owns a forty percent (40%) membership interest in Nevada Gold Exploration Solutions, LLC, a Nevada limited liability company ("NGXS"). Battle Mountain Gold Exploration, Inc., the Company's wholly-owned subsidiary ("Battle Mountain"), has entered into a joint venture agreement with NGXS. As contemplated by the joint venture agreement, Battle Mountain and NGXS formed Pediment Gold, LLC ("Pediment") to explore the Nevada great basin physiographic area using a proprietary water chemistry database developed by NGXS. Mr. Hodges provides geological services to the joint venture in consideration for $400 per day plus a per diem of $125 per day. Mr. Hodges received an aggregate of $78,482. for services that he provided to the joint venture as of March 1, 2005.

     Mark Kucher has entered into an employment agreement with the Company pursuant to which Mr. Kucher serves as the Company's Chief Financial Officer and as a Director of the Company. The terms of the agreement provide that it is retroactively effective on January 1, 2004. Mr. Kucher receives a base salary of $7,500 per month, effective retroactively from January 2004 that is not payable until the Company is fully vested in Pediment. Mr. Kucher has the option to receive his salary in shares, at market value, at any time. Mr. Kucher also receives three (3) weeks of paid vacation. The agreement provides for the grant of an option to Mr. Kucher to purchase 500,000 shares of the Company's common stock that vests one year after commencement of Mr. Kucher's employment with the Company, provided that if the Company terminates Mr. Kucher's employment prior to such time, the option will automatically vest in its entirety on the date of such termination. On December 15, 2004, in satisfaction of the obligation to grant an option to Mr. Kucher, the Company's Board of Directors granted Mark Kucher an option to purchase 500,000 shares of the Company's common stock at an exercise price of $0.99 per share, which option vests in its entirety on May 31, 2005, provided that if the Company terminates Mr. Kucher's employment prior to May 31, 2005, the option will automatically vest in its entirety on the date of termination. Although Mr. Kucher's employment commenced on January 1, 2004, under the terms of the employment agreement, Mr. Kucher agreed to receive the option with the later vesting date of May 31, 2005.

     James E. McKay has entered into a consulting agreement with the Company pursuant to which Mr. McKay serves as the Company's President. Mr. McKay receives a base salary of $7,500 per month, three (3) weeks of paid vacation, and an option to purchase 500,000 shares of the Company's common stock at an exercise price of $0.99 per share that vests in its entirety on May 31, 2005.

     As of May 31, 2005, the Company had notes payable to related parties of $137,268, of which $127,500 was owed to Mr. Kucher and $9,768 was owed to Mr. McKay. The notes payable to related parties are due on demand and do not bear interest. The amount owed to Mr. Kucher includes $127,500 of accrued base compensation as of such date.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and persons who own more than 10% of a class of the Company's equity securities which are registered under the Exchange Act to file with the Securities and Exchange Commission (the "Commission" or the "SEC") initial reports of ownership and reports of changes of ownership of such registered securities. Such executive officers, directors and greater than 10% beneficial owners are required by Commission regulation to furnish the Company with copies of all Section 16(a) forms filed by such reporting persons.

     Based on stockholder filings with the SEC, Anthony Crews, Wade A. Hodges, Mark Kucher, Brian Labadie, and James E. McKay are subject to Section 16(a) filing requirements. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and on representations that no other reports were required, no person required to file such a report failed to file on a timely basis during the Company's most recent fiscal year.

MEETINGS, ATTENDANCE AND CONSENT OF THE BOARD OF DIRECTORS

     During the period from August 1, 2003 to July 31, 2004, and the period from August 31, 2004 to December 31, 2004, and the period from December 31, 2004 to March 31, 2005 all of the Directors of the Board of Directors executed two (2), eight (8) and written consents, respectively. The Board of Directors held one
(1) meeting on December 15, 2004, (at which meeting all of five (5) of the Directors were present), one (1) meeting on January 12, 2005 (at which meeting four Directors were present and the fifth, Brian Labadie, participated by conference call), one (1) meeting on February 17, 2005 (at which meeting three Directors were present, a fourth, Brian Labadie, participated by conference call, and the fifth, Mark Kucher was not in attendance), and one (1) meeting on April 27, 2005 (at which meeting three Board members were present and the fourth and fifth, Brian Labadie and Mark Kucher, participated by conference call.

NO  STANDING  AUDIT,  NOMINATING  OR  COMPENSATION  COMMITTEE

     We have no standing audit, nominating, compensation committee, or any other committees of the Board of Directors and, therefore, there were no committee meetings. Our Board of Directors believes that it is appropriate for us not to have a nominating committee because our Majority Shareholders make such nominations and have the ability, voting solely their shares of Common Stock, to have such nominations approved at an annual or special meeting, or by written consent to action, of our stockholders.

SECURITY  HOLDER  COMMUNICATIONS  WITH  OUR  BOARD  OF  DIRECTORS

     Our Board of Directors accepts all written communications from security holders. Security holders wishing to communicate with our Board of Directors may send written communications directly to James E. McKay, Director, at One East Liberty Street, 6th Floor, Suite 9, Reno, Nevada 89504.

EXECUTIVE COMPENSATION

     Compensation paid to Officers and Directors is set forth in the Summary Compensation Table below. The Company may reimburse its Officers and Directors for any and all out-of-pocket expenses incurred relating to the business of the Company.

                        SUMMARY COMPENSATION TABLE(1)

                                                      Annual Compensation
                                                      -------------------
                                                                Other Annual
Name & Principal Position        Year  Salary ($)   Bonus ($)   Compensation
-------------------------------  ----  -----------  ----------  -------------

James E. McKay                   2004  $52,500 (2)     $0           $0
CEO, President,  Secretary,
Treasurer and Director

Mark Kucher                      2004  $90,000 (3)     $0           $0
Principal Financial Officer and
Director

Dana Neill Upton                 2004  $0              $0           $0
Former CEO and                   2003  $0              $0           $0
Director                         2002  $0              $0           $0

(1) The Company does not provide any fringe benefits other than vacation pay and stock options pursuant to a consulting agreement with James E. McKay and an employment agreement with Mark Kucher, both of which are discussed in more detail below.
(2) Includes seven (7) months of salary at $7,500 per month pursuant to a consulting agreement that became effective June 1, 2004. The terms of the consulting agreement are discussed above under the heading "Certain Relationships and Related Transactions."
(3) Includes twelve (12) months of accrued salary at $7,500 per month pursuant to an employment agreement which was entered into in January 2005, but which became retroactively effective to January 1, 2004. The terms of the employment agreement are discussed above under the heading "Certain Relationships and Related Transactions."

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN SECURITY HOLDERS

     The following table sets forth information as of May 31, 2005, with respect to the beneficial ownership of the common stock by (i) each director and officer of the Company, (ii) all directors and officers as a group and (iii) each person known by the Company to own beneficially 5% or more of the common stock:


Name and Address                        Shares of Common Stock Beneficially Owned(1)
of Beneficial Owners                             Number             Percent
--------------------                            -------             -------
Mark Kucher                                   8,550,000 (2)          20.8%
1725 Knox Road
Vancouver, B.C. V6T 1S4

James E. McKay                                4,700,000 (3)          11.5%
One East Liberty Street, 6th Floor
Reno, Nevada 89504


Wade A. Hodges                                2,100,000 (4)           5.1%
14370 Riata Circle
Reno, Nevada 89521

Kenneth Tullar                                2,100,000 (5)           5.1%
101 Brownstone Drive
Reno, Nevada 89512

All officers and directors                   15,350,000 (2)          37.4%
as a group (3 people)

(1) The number of shares of common stock owned are those "beneficially owned" as determined under the rules of the Commission, including any shares of common stock as to which a person has sole or shared voting or investment power and any shares of common stock which the person has the right to acquire within 60 days through the exercise of any option, warrant or right. As of June 10, 2005, there were 41,030,000 shares of common stock outstanding.
(2)  Includes  3,160,000,  1,000,000,  1,000,000  and  40,000  shares  of common stock owned by Bug River Trading Corp. ("Bug River"), British Swiss Investment Corp. ("British Swiss"), Warrior Resources and Mr. Kucher's spouse, respectively. Mark Kucher is a Director and shareholder of Bug
     River, British Swiss and Warrior Resources. Mr. Kucher has options to purchase an additional 800,000 shares.
(3)  Mr. McKay has options to purchase an additional 800,000 shares.
(4)  Mr. Hodges  has  an  option  to  purchase  an  additional  300,000  shares.
(5)  Mr.  Tullar has  an  option  to  purchase  an  additional  200,000  shares.

CHANGE  IN  CONTROL  SINCE  THE  BEGINNING  OF  THE  COMPANY'S  LAST FISCAL YEAR

     On September 9, 2004, Mark Kucher, Bug River, Warrior Resource Corp., British Swiss, James E. McKay, Wade A. Hodges, Kenneth Tullar, Paul Taufen, Jay Egan, Manjy Sidoo, Nick Demare, Dutchess Corporation, and St. Georges Hill Trust (the "Former Battle Mountain Shareholders") obtained control over the Company pursuant to an Exchange Agreement (the "Exchange") in which the Company acquired 100% of the issued and outstanding shares of Battle Mountain in exchange for an aggregate of 11,640,000 shares of the Company's common stock that were issued to the Former Battle Mountain Shareholders. Along with the Exchange, James E.
McKay, Ken Tullar and Wade A. Hodges executed stock purchase agreements to purchase 3,700,000, 1,900,000 and 1,900,000 shares, respectively, or an aggregate of 7,500,000 shares, of the Company's common stock from Nikoloas
Brekropoulos, a former Director of the Company. Additionally Bug River, Mark Kucher and Paul Taufen executed stock purchase agreements to purchase 2,000,000, 1,000,000 and 500,000 shares, respectively, or an aggregate of 3,500,000, shares of the Company's common stock from Dana Neill Upton, the Company's former President, Secretary, Treasurer and Director. The purchasers paid nominal cash for the shares, which cash came from their personal funds. The Former Battle Mountain Shareholders currently own 55% of the Company's Common Stock. Prior to these transactions, Nikoloas Brekropoulos and Dana Neill Upton controlled the Company.

                                   PROPOSAL 2
            APPROVAL OF THE 2004-2005 NON-QUALIFIED STOCK OPTION PLAN

WHAT  ARE  THE  MAJORITY  SHAREHOLDERS  APPROVING?

     On December 15, 2004, the Company's Board of Directors adopted, subject to the approval of our Majority Shareholders, the 2004-2005 Non-Qualified Stock Option Plan (the "Amended NQSO Plan" or the "Plan") in a form substantially similar to the attached Appendix A. This compensation plan was in effect at the end of registrant's last completed fiscal year, but was not yet approved by security holders. The security holders are being asked to approve the Plan at the Annual Meeting. The following is a summary of the material features of the Plan.

WHAT  IS  THE  PURPOSE  OF  THE  PLAN?

     The purpose of the Plan is to promote the financial success and interests of the Company and materially increase shareholder value by giving incentives to officers and other employees and directors of, and consultants and advisors to, the Company and any present or future subsidiaries of the Company by providing opportunities to acquire stock of the Company.

WHO  IS  ELIGIBLE  TO  PARTICIPATE  IN  THE  PLAN?

     The Plan will provide an opportunity for any employee, officer or director of, or consultant or advisor to the Company or any related corporation (the "Participants") to receive a grant of options to purchase shares of our Common Stock ("Options") or a grant of awards of our Common Stock ("Awards) as well as opportunities for such persons to purchase shares of our Common Stock ("Purchases"). We currently have two (2) full-time employees (including our officers and two directors), three (3) additional directors, and two(2) part-time consultants who would be eligible to participate in the Plan. We use various consultants and advisors, the approximate number of which we cannot determine, who would also be eligible to participate in the Plan. There are no other eligibility requirements such as length of service or full-time commitment to be eligible to participate in the Plan.

     Pursuant to the Plan, Mark Kucher, our Principal Financial Officer and a Director, and James E. McKay, our President, Chief Executive Officer, Secretary, Treasurer and a Director, have each received an Option to purchase 500,000 shares of Common Stock at an exercise price of $0.99 per share, which vested in its entirety on May 31, 2005. In December 2004, the Company granted options to James Buskard to purchase 75,000 shares of the Company's common stock with an exercise price of $0.99 per share and a vesting date of May 31, 2005. In April 2005, the Company's board of directors amended the terms of their options to vest in their entirety on April 15, 2005, at an amended exercise price of $0.40 per share. In April 2005 the Company granted options to each member of the Board of Directors (Mark Kucher, James McKay, Wade Hodges, Brian Labadie and Anthony Crews) to purchase 300,000 shares of the Company's common stock with an exercise price of $0.40 per share and a vesting date of April 15, 2005. In April 2005 the Company granted options to Kenneth Tullar to purchase 200,000 shares of the Company's common stock with an exercise price of $0.40 per share and a vesting date of April 15, 2005. In April 2005 the Company granted options to Paul Taufen and James Buskard to purchase 50,000 shares of the Company's common stock with an exercise price of $0.40 per share and a vesting date of April 15, 2005. In April 2005 the Company granted options to Thomas Byrne to purchase 125,000 shares of the Company's common stock with an exercise price of $0.40 per share and a vesting date of April 15, 2005. It is not possible at this time to determine the benefits or amounts that will be received by or allocated to other specific persons or classes of persons under the Plan.

     Options, Awards and Purchases under the Plan will not qualify for deferred compensation under the Internal Revenue Code of 1986, as amended from time to time (the "Code"). As such, the value of any Awards and the exercise or vesting of any Options or Purchases for an amount less than the fair market value thereof, as determined by our Board of Directors, or designated by a Committee formed by the Board, in its sole discretion, will be considered to be compensation with respect to which the Company reserves the right to withhold income taxes.

WHO  WILL  ADMINISTER  THE  PLAN?

     Our Board of Directors or a Committee appointed by our Board of Directors will, in its sole discretion, administer the Plan. The members of any Committee appointed by our Board of Directors may be employees or non-employees. In making determinations to grant Options or Awards or authorize Purchases, the Board and/or the Committee may take into account the nature of the services rendered by such person, his or her present and potential contribution to the Company's success and such other factors as the Board and/or Committee in its discretion shall deem relevant.

HOW  MUCH  COMMON  STOCK  IS  SUBJECT  TO  THE  PLAN?

     The maximum aggregate number of shares of our Common Stock reserved for Options, Awards and Purchases under the Plan will be 3,500,000 shares. The market value of the Common Stock is approximately $0.44 per share based on the last sale price as reported on the over-the-counter Bulletin Board, as of June 10, 2005. The Company will receive services as consideration for the grant of Options and Awards or the authorization of Purchases.

WHAT IS THE EXERCISE PRICE AND EXPIRATION DATE OF OPTIONS AND PURCHASES UNDER THE PLAN?

     The Board of Directors, in its sole discretion, shall determine the exercise price of any Options granted or Purchases authorized under the Plan which exercise price shall be set forth in the agreement evidencing the Option or Purchase. Such exercise price shall in no event be less than the $.001 par value per share of the Company's Common Stock. The Options expire on terms set by the Board at the time of granting the respective Option. The Plan expires on December 14, 2014.

WHAT EQUITABLE ADJUSTMENTS WILL BE MADE IN THE EVENT OF CERTAIN CORPORATE TRANSACTIONS?

     In the event of a merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction involving our Common Stock, the administrator will make appropriate equitable adjustments, if any, to the shares of Common Stock authorized for issuance under the Plan, the shares of Common Stock subject to any then outstanding Options under the Plan, and the purchase price of such shares of Common Stock as to which Options are outstanding.

WHAT  HAPPENS  TO OPTIONS UPON TERMINATION OF EMPLOYMENT OR OTHER RELATIONSHIPS?

     Upon termination of employment or other relationships with the Company or a related company for any reason including death, the Board of Directors or a Committee appointed by our Board of Directors will determine the period of time during which an Option may be exercised, which period will be set forth in the agreement evidencing the Option. The Options issued to Mark Kucher and James E. McKay, respectively, provide that, in such events of termination of employment (with the exception of termination for cause) or other relationship with the Company, each may exercise or hold his Option.

MAY  THE  PLAN  BE  MODIFIED,  AMENDED  OR  TERMINATED?

     The Board may at any time, and from time to time, modify, amend or terminate the Plan. No such modification, amendment or termination may adversely affect outstanding Options.

     The description of the Plan is qualified in all respects by the actual provisions of the Plan, which is attached to this information statement as Appendix A.

IS  THE  COMPANY  ASKING  FOR  MY  PROXY?

     Our Majority Shareholders have verbally indicated that they will approve the adoption of the 2004-2005 Non-Qualified Stock Option Plan covering 3,500,000 shares of our Common Stock. Therefore, the Company is not asking for your proxy, and the Company requests that you do not send a proxy, as no further shareholder approval is either required or sought.


                                   PROPOSAL 3
   RATIFICATION OF AMENDMENT OF THE ARTICLES OF INCORPORATION TO CHANGE NAME AND
                      INCREASE THE AUTHORIZED COMMON STOCK

WHAT ARE THE MAJORITY SHAREHOLDERS RATIFYING?

     Our Majority Shareholders will ratify an amendment to our Articles of Incorporation that became effective upon filing with the Secretary of State of the State of Nevada on April 15, 2004, to change our name to Battle Mountain Gold Exploration Corp., to affect a 10:1 forward stock split, to increase the authorized shares to 200,000,000 shares of common stock, to reauthorize the par value of $.001 per share of common stock, and to reauthorize 10,000,000 shares of preferred stock with a par value of $.001 per share of preferred stock. A copy of the Certificate of Amendment is attached hereto as Appendix B.

WHAT WAS THE PURPOSE OF THE AMENDMENT?

     The name change to Battle Mountain Gold Exploration Corp. was done so that our name would coincide with Battle Mountain, which we acquired in September 2004, and the forward stock split was intended to assist us in creating a market for our common stock.

     The increase in authorized common stock was intended to enhance flexibility in the event the Board of Directors determines that it is necessary or appropriate to raise additional capital through the sale of securities, to acquire other companies or their businesses or assets, to establish strategic relationships with corporate partners, to attract, or to retain and motivate key employees. The Board of Directors believed that it was in our best interest to authorize the Board to issue 200,000,000 shares of Common Stock in order to have additional authorized but unissued shares available for issuance to meet the aforementioned business needs as they arise without the expense and delay of a special meeting of stockholders. The Company issued 11,640,000 shares of Common Stock to the Former Battle Mountain Shareholders to acquire Battle Mountain, as discussed in "Proposal 1" under the heading "Change in Control Since the Beginning of the Company's Last Fiscal Year." The Board of Directors believes that the availability of additional shares would provide us with continued flexibility to issue Common Stock for proper corporate purposes. The Company has no current plans, proposals or arrangements, written or otherwise, to issue any additional shares of common stock at this time.

     The forward split was effected in April 2004 to increase the number of shares in the public float, as the Board believed this may facilitate increased interest and attract more investors into the market for the Company's securities.

     The  amendment  of  the par value to $.001 was originally effected in April
2004 in order to set the par value at a level consistent with other smaller issuers.

     The creation of preferred shares was originally effected in April 2004 in order to provide the Board of Directors with shares that would have preferred rights over common shares in order to have increased flexibility if and when the Company seeks additional financing or acquisition targets. The Company has no current plans, proposals or arrangements, written or otherwise, to issue any shares of preferred stock at this time.

WHEN  WERE  WE REQUIRED TO PROVIDE YOU WITH INFORMATION CONCERNING THIS PROPOSAL
3?

     Although we failed to do so, SEC Rule 14c-2(b) required that we send you an information statement on Schedule 14C at least twenty (20) calendar days prior to the earliest date on which our management took action pursuant to stockholders' consent. Our Directors approved matters addressed in this Proposal 3 on February 9, 2004, via signed written consent pursuant to Section
78.315  of  the  Nevada Revised Statutes ("Nevada Law") and Article Two, Section
2.01 of our Bylaws. On that same date, a majority of our shareholders approved the matters addressed in this Proposal 3 via signed written consent pursuant to Nevada Law, Section 78.320 and our Bylaws, Article Three, Section 3.01. Acting on its own behalf, our management verbally solicited the consents of a majority of our shareholders. Our Articles of Incorporation do not limit foregoing written consents. The number of shares of the Company outstanding at the time of adoption of the matters addressed in this Proposal 3 was 26,870,000 and the number of shares entitled to vote thereon was the same. The number of shares consenting to the action was 15,400,000 (or 57%). Our management took immediate action pursuant to the foregoing consents. Our Majority Shareholders will ratify this Proposal 3 at the Annual Meeting.

WHAT IS THE EFFECT OF NONCOMPLIANCE AND RATIFICATION?

     The Company's failure to comply with Section 14 of the Exchange Act and Rule 14c-2(b) did not prevent the name change, the forward stock split, the increase in our authorized shares or the reauthorizations under Nevada law. Stockholders of a Nevada corporation may approve an amendment to the articles of incorporation via written consent pursuant to Nevada Law, Section 78.320 without a meeting of such stockholders, without prior notice and without a vote.

     The Company is not subject to any liability under Nevada Law for failing to comply with Section 14 of the Exchange Act and Rule 14c-2(b). The Company may, however, be subject to liability under federal law. The Company may be subject to SEC investigation, injunction and/or civil penalty pursuant to Section 21 of the Exchange Act. In the event that the Company is liable under any provision of the Exchange Act, the Company's officers, directors and significant stockholders would be jointly and severally liable to the same extent as the Company pursuant to Section 20(a) of the Exchange Act.

     Ratification by our Majority Stockholders will not affect the Company's prior lack of compliance with Section 14 of the Exchange Act or Rule 14c-2(b). Ratification will not affect the Company's liability under Section 21, or joint and several liability of the Company's officers, directors and significant stockholders under Section 20(a), of the Exchange Act.

IS THE COMPANY ASKING FOR MY PROXY?

     Although we have no written consents of any shareholders approving this proposal, the Majority Shareholders have verbally indicated their intent to approve and ratify the Amendment to our Articles of Incorporation, filed April 15, 2004, changing our name to Battle Mountain Gold Exploration Corp., effecting a 10:1 forward stock split, increasing the authorized shares to 200,000,000 shares of common stock, reauthorizing the par value of $.001 per share of common stock, and reauthorizing 10,000,000 shares of preferred stock with a par value of $.001 per share of preferred stock. Therefore, the Company is not asking for your proxy, and the Company requests that you do not send a proxy, as no further shareholder approval is either required or sought.

                                   PROPOSAL 4
       RATIFICATION OF THE APPOINTMENT OF CHISHOLM, BIERWOLF & NILSON, LLC
                      AS THE COMPANY'S INDEPENDENT AUDITORS

     The Board of Directors has ratified our officers' selection of Chisholm, Bierwolf & Nilson, LLC, Certified Public Accountants ("Chisholm"), as
independent auditors for the Company for fiscal year 2006. Our Majority Shareholder will ratify such appointment. Chisholm has served as the Company's independent auditors since January 4, 2005, after succeeding Morgan & Company, Chartered Accountants ("Morgan"). Morgan audited the Company's financial statements for the fiscal years ended July 31, 2003 and July 31, 2004. As a result of the reverse merger with Battle Mountain, the accounting acquirer for financial reporting purposes, the Company's new fiscal year end is December 31. The period from January 7, 2004 (the date of inception of Battle Mountain) to December 31, 2004, has been audited.

     The Company does not anticipate that a representative from Chisholm or Morgan will be present at the annual shareholders meeting. In the event that a representative of Chisholm or Morgan is present at the annual meeting, the representative will have the opportunity to make a statement if he/she desires to do so and the Company will allow such representative to be available to respond to appropriate questions.

     Effective January 4, 2005, the client-auditor relationship between the Company and Morgan ceased as the former accountant was dismissed. On that same date, the Company's Board of Directors approved a change of accountants and the Company's management engaged Chisholm as its principal independent public accountant for the fiscal year ended December 31, 2004.

     Morgan's report on the financial statements of the Company for the fiscal years ended July 31, 2003 and July 31, 2004, and any later interim period, including the interim period up to and including the date the relationship with Morgan ceased did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles except for concerns about the Company's ability to continue as a going concern.

     In connection with the audit of the Company's fiscal years ended July 31, 2003 and July 31, 2004, and any later interim period, including the interim period up to and including the date the relationship with Morgan ceased, there have been no disagreements with Morgan on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Morgan would have caused Morgan to make reference to the subject matter of the disagreement(s) in connection with its report on the Company's financial statements. There have been no reportable events as defined in Item 304(a)(1)(iv)(B) of Regulation S-B during the Company's fiscal years ended July 31, 2003 and July 31, 2004, and any later interim period, including the interim period up to and including the date the relationship with Morgan ceased.

     The Company authorized Morgan to respond fully to any inquiries of any new auditors hired by the Company relating to their engagement as the Company's independent accountant. The Company requested that Morgan review the disclosure and Morgan was given an opportunity to furnish the Company with a letter addressed to the Commission stating whether it agreed with the statements made by the Company in the report of Form 8-K filed with the Commission on January 7, 2005, and the report of Form 8-K/A filed with the Commission on January 11, 2005. Morgan furnished a letter which was filed as Exhibit 16.1 to such report on Form 8-K/A.

     The Company had not previously consulted with Chisholm regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject matter of a disagreement (as defined in Item 304(a)(1)(iv)(A) of Regulation S-B) between the Company and Morgan, the Company's previous principal independent accountant, as there were no such disagreements, or an other reportable event (as defined in Item 304(a)(1)(iv)(B) of Regulation S-B) during the Company's fiscal years ended July 31, 2003 and July 31, 2004, and any later interim period, including the interim period up to and including the date the relationship with Morgan ceased. Neither has the Company received any written or oral advice concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue.

     Chisholm reviewed the Company's disclosure required by Item 304 of Regulation S-B before it was filed with the Commission and was provided an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respects in which it did not agree with the statements made by the Company in response to Item 304. Chisholm did not furnish a letter to the Commission.

AUDIT  FEES

     The aggregate fees billed by Morgan for professional services rendered for the audit of the Company's annual financial statements for, and the reviews of the Company's financial statements included in the Company's Forms 10-QSB during, the fiscal years ended July 31, 2004 and July 31, 2003, were $4,455. and $4,100, respectively.

     The aggregate fees billed by Chisholm for professional services rendered for the audit of the Company's annual financial statements for the Company's Form 10-KSB for the fiscal year ended December 31, 2004, and the review of the Company's financial statements included in the Form 10-QSB for the period ended March 31, 2005, were $10,612.50 and $7,720.00, respectively.

FINANCIAL  INFORMATION  SYSTEMS  DESIGN  AND  IMPLEMENTATION  FEES

     Morgan did not render any professional services to the Company for financial information systems design and implementation, as described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X, during the fiscal years ended July 31, 2004 and July 31, 2003.

ALL  OTHER  FEES

     There were no fees billed by Morgan or Chisholm other than those fees discussed in Audit Fees.

IS  THE  COMPANY  ASKING  FOR  MY  PROXY?

     Our Majority Shareholders have verbally indicated they will ratify the appointment of Chisholm, Bierwolf & Nilson, LLC, Certified Public Accountants, as independent accounts for the Company for fiscal year 2004. Therefore, the Company is not asking for your proxy, and the Company requests that you do not send a proxy, as no further shareholder approval is either required or sought.

OTHER  MATTERS

     The Board of Directors does not intend to bring any other matters before the Annual Meeting and has not been informed that any other matters are to be presented by others.

                             By  Order  of  the  Board  of  Directors

                             /s/ James  E.  McKay
                             -------------------
                             James  E.  McKay
                             Director
November 17, 2005

                                   APPENDIX A


                     BATTLE MOUNTAIN GOLD EXPLORATION CORP.
                  2004 - 2005 NON-QUALIFIED STOCK OPTION PLAN

     1.     Purpose.  This  2004 Non-Qualified Stock Option Plan (the "Plan") is
            -------
intended to promote the financial success and interests of Battle Mountain Gold Exploration Corp. (the "Company") and materially increase shareholder value by giving incentives to the eligible officers and other employees and directors of, and consultants and advisors to, the Company, its parent (if any) and any present or future subsidiaries of the Company (collectively, "Related Corporations") through providing opportunities to acquire stock in the Company. As used herein, the terms "parent" and "subsidiary" mean "parent corporation" and "subsidiary corporation", respectively, as those terms are defined in Sections 424(e) and 424(f) or successor provisions of the Internal Revenue Code of 1986 as amended from time to time (the "Code"). Any proceeds of cash or property received by the Company for the sale of Battle Mountain Gold Exploration Corp. Common Stock pursuant to options granted under this Plan will be used for general corporate purposes.

     2.     Structure  of  the  Plan.  The  Plan  permits the following separate
            ------------------------
types  of  grant:

     A. Options may be granted hereunder to purchase shares of common stock of the Company. These options will not qualify as Incentive Stock Options. The Non-Qualified Options are sometimes referred to hereinafter as "Options".

     B.  Awards  of  stock  in  the  Company  ("Awards")  may  be  granted.

     C. Opportunities to make direct purchases of stock in the Company ("Purchases") may be authorized.

Options, Awards and authorizations to make Purchases are sometimes referred to hereinafter as "Stock Rights".

      3.     Administration  of  the  Plan.
             -----------------------------

     A. The Plan shall be administered by the Board of Directors of the Company (the "Board"). The Board may in its sole discretion grant Options, authorize Purchases and grant Awards, as provided in the Plan. The Board shall have full power and authority, subject to the express provisions of the Plan, to construe and interpret the Plan and all Option agreements, Purchase authorizations and Award grants thereunder, to establish, amend and rescind such rules and regulations as it may deem appropriate for the proper administration of the Plan, to determine in each case the terms and provisions which shall apply to a particular Option agreement, Purchase authorization, or Award grant, and to make all other determinations which are, in the Board's judgment, necessary or desirable for the proper administration of the Plan. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Option agreement, Purchase authorization or Award grant in the manner and to the extent it shall, in its sole discretion, consider expedient. Decisions of the Board shall be final and binding on all parties who have an interest in the Plan or any Option, Purchase, Award, or stock issuance thereunder. No director or person acting pursuant to authority delegated by the Board shall be liable for any action or determination under the Plan made in good faith.

     B. The Board may, to the full extent permitted by and consistent with applicable law and the Company's By-laws, and subject to Subparagraph D herein below, delegate any or all of its powers with respect to the administration of the Plan to a committee (the "Committee") appointed by the Board. If a Committee has been appointed, all references in this Plan to the Board shall mean and relate to that Committee.

     C. Those provisions of this Plan which make express reference to Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor rule ("Rule 16b-3"), or which are required in order for certain option transactions to qualify for exemption under Rule 16b-3, shall apply only to those persons required to file reports under Section 16(a) of the Exchange Act (a "Reporting Person").

     D. If the Company registers any class of equity security under Section 12 of the Exchange Act, the selection of a director or an officer (as the terms "director" and "officer" are defined for purposes of Rule 16b-3) as a recipient of an option, the timing of the option grant, the exercise price of the option and the number of shares subject to the option shall be determined either (i) by the Board, if all of the Board members are disinterested persons within the meaning of Rule 16(b)(3), or (ii) by two or more directors having full authority to act in the matter, each of whom shall be such a disinterested person.

     4.     Eligible Employees and Others. Non-Qualified  Options,  Awards,  and
            -----------------------------
authorizations to make Purchases may be granted to any employee, officer or director of, or consultant or advisor to the Company or any Related Corporation, except for instances where services are in connection with the offer or sale of securities in a capital-raising transaction, or they directly or indirectly promote or maintain a market for the Company's securities. In making such determinations, the Board and/or the Committee may take into account the nature of the services rendered by such person, his or her present and potential contribution to the Company's success, and such other factors as the Board and/or Committee in its discretion shall deem relevant. The granting of any Stock Right to any individual or entity shall neither entitle that individual or entity to, nor disqualify him from, participation in any other grant of Stock Rights.

     5.     Stock.  The  stock subject to Options, Awards and Purchases shall be
            -----
authorized but unissued shares of common stock of the Company ("Common Stock"), or shares of Common Stock reacquired by the Company in any manner. The aggregate number of shares which may be issued under the Plan is 3,500,000 (less than 10%), subject to adjustment as provided in Paragraph 13. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any nonvested shares issued pursuant to Awards or Purchases, the unpurchased shares subject to such Option, or such nonvested shares so reacquired shall again be available for grants of Stock Rights under the Plan. No fractional shares of Common Stock shall be issued, and the Board and/or Committee shall determine the manner in which fractional share value shall be treated.

     6.     Option  Agreements.  As  a condition to the grant of an Option, each
            ------------------
recipient of an Option shall execute an option agreement in such form not inconsistent with the Plan as the Board shall approve. These option agreements may differ among recipients. The Board may, in its sole discretion, include additional provisions in option agreements, including without limitation restrictions on transfer, repurchase rights, commitments to pay cash bonuses, to make, arrange for or guarantee loans or to transfer other property to optionees upon exercise of options, or such other provisions as shall be determined by the Board; provided, however, that such additional provisions shall not be inconsistent with any provision of the Plan.

     7.     Option  Exercise  Price.
            -----------------------

     A. Subject to Subparagraph 3D of this Plan and Subparagraph B of this Paragraph 7, the purchase price per share of Common Stock deliverable upon the exercise of an Option ("exercise price") shall be determined by the Board.

     B. The exercise price of each Non-Qualified Option granted under the Plan shall in no event be less than the par value per share of the Company's Common Stock.

     8.     Cancellation  and  New  Grant of Options, Etc.  The Board shall have
            ---------------------------------------------
the authority to effect, at any time and from time to time, with the consent of the affected optionees, the cancellation of any or all outstanding Options and the grant in substitution therefor of new Options covering the same or different shares of Common Stock and having an exercise price per share which may be lower or higher than the exercise price per share of the canceled Options.

     9.     Exercise  of  Options.
            ---------------------

     A. Each Option granted under the Plan shall be exercisable either in full or in installments at such time or times and during such period as shall be set forth in the agreement evidencing the Option, subject to the provisions of the Plan. The partial exercise of an option shall not cause the expiration, termination or cancellation of the remaining portion thereof. The Board may, in its sole discretion, (i) accelerate the date or dates on which all or any particular Option or Options granted under the Plan may be exercised or (ii) extend the dates during which all, or any particular, Option or Options granted under the Plan may be exercised.

     B. Options granted under the Plan may provide for payment of the exercise price plus taxes (as provided in Section 22, below) by any of the following methods:

          (i) In cash, by wire transfer, by certified or cashier's check, or by money order; or

          (ii) By delivery to the Company of an exercise notice that requests the Company to issue to the Optionee the full number of shares as to which the Option is then exercisable, less the number of shares that have an aggregate Fair Market Value, as determined by the Board in its sole discretion at the time of exercise, equal to the aggregate purchase price of the shares to which such exercise relates. (This method of exercise allows the Optionee to use a portion of the shares issuable at the time of exercise as payment for the shares to which the option relates and is often referred to as a "cashless exercise." For example, if the Optionee elects to exercise 1,000 shares at an exercise price of $0.25 and the current Fair Market Value of the shares on the date of exercise is $1.00, the Optionee can use 250 of the 1,000 shares at $1.00 per share to pay for the exercise of the entire Option (250 x $1.00 = $250.00) and receive only the remaining 750 shares.)

For purposes of this section, "Fair Market Value" shall be defined as the average closing price of the common stock (if actual sales price information on any trading day is not available, the closing bid price shall be used) for the five trading days prior to the Date of Exercise of this Option (the "Average Closing Bid Price"), as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or if the common stock is not traded on NASDAQ, the Average Closing Bid Price in the over-the-counter market; provided, however, that if the common stock is listed on a stock exchange, the Fair Market Value shall be the Average Closing Bid Price on such exchange; and, provided further, that if the common stock is not quoted or listed by any organization, the fair value of the common stock, as determined by the Board of Directors of the Company, whose determination shall be conclusive, shall be used). In no event shall the Fair Market Value of any share of Common Stock be less than its par value.

     10.     Option  Period.  Subject   to  earlier   termination   under  other
             --------------
provisions  of  this Plan, each Option and all rights thereunder shall expire on
such  date  as  shall  be  set   forth  in  the   applicable  option  agreement.

     11.     Nontransferability  of Options.  Options shall not be assignable or
             ------------------------------
transferable by the optionee, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the optionee, except to the extent otherwise provided in the agreement evidencing the Option, shall be exercisable only by the optionee.

     12.     Effect of Termination of Employment or Other Relationship.  Subject
             ---------------------------------------------------------
to all other provisions of the Plan, the Board shall determine the period of time during which an Optionee may exercise an Option following (i) the termination of the optionee's employment or other relationship with the Company or a Related Corporation or (ii) the death or disability of the optionee. Such periods shall be set forth in the agreement evidencing the Option.

     13.     Adjustments.
             -----------

     A. If, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (i) the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment shall be made in (a) the maximum number and kind of shares reserved for issuance under the Plan, (b) the number and kind of shares or other securities subject to any then outstanding Options under the Plan, and (c) the price for each share subject to any then outstanding Options under the Plan, without changing the aggregate purchase price as to which such Options remain exercisable. No fractional shares shall be issued under the Plan on account of any such adjustments.

     B. Any adjustments under this Paragraph 13 shall be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof shall be final, binding and conclusive.

     14.     Rights  as  a  Shareholder.  The  holder of an Option shall have no
             --------------------------
rights as a shareholder with respect to any shares covered by the option (including, without limitation, any voting rights, the right to inspect or receive the Company's balance sheets or financial statements or any rights to receive dividends or non-cash distributions with respect to such shares) until the date of issue of a stock certificate for such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

     15.     Merger,  Consolidation,  Asset  Sale,  Liquidation,  Etc.
             --------------------------------------------------------

     A. Except as may otherwise be provided in the applicable option agreement, in the event of a consolidation or merger or sale of all or substantially all of the assets of the Company in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity, or in the event of the liquidation of the Company (each, a "Change in Control"), the Board, or the board of directors of any corporation assuming the obligations of the Company, shall, in its discretion, take any one or more of the following actions, as to outstanding Options: (i) provide that such Options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof); (ii) upon written notice to the optionees, provide that any and all outstanding Options shall become exercisable in full (to the extent not otherwise so exercisable) as of a specified date or time ("Accelerated Vesting Date") prior to the consummation  of  such  transaction,  and  that  all  unexercised  Options shall terminate as of a specified date or time ("Accelerated Expiration Date") following the Accelerated Vesting Date unless exercised by the Optionee prior to the Accelerated Expiration Date; provided, however, that optionees shall be given a reasonable period of time within which to exercise or provide for the exercise of outstanding Options following such written notice and before the Accelerated Expiration Date; (iii) in the event of a merger under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the merger (the "Merger Price"), terminate each outstanding Option in exchange for a payment, made or provided for by the Company, equal in amount to the excess, if any, of the Merger Price over the per-share exercise price of each such Option, times the number of shares of Common Stock subject to such Option; or (iv) terminate each outstanding Option in exchange for a cash payment equal in amount to the product of the excess, if any, of the fair market value of a share of Common Stock over the per-share exercise price of each such Option, times the number of shares subject to such Option. The Board shall determine the fair market value of a share of Common Stock for purposes of the foregoing, and the Board's determination of such fair market value shall be final, binding and conclusive.

     B. In the event of a Change in Control and to the extent the rights described in this Section 15B are not already substantially provided to each Qualified Option Recipient (as defined below) by the Board (or the board of directors of any corporation assuming the obligations of the Company) pursuant to Section 15A, beginning on the date which is 180 days from the date of such Change in Control, each Qualified Option Recipient shall have the right to exercise and receive from the Company or its successor their respective Acceleration Amount (as defined below). A "Qualified Option Recipient" is defined as an option recipient hereunder who both (A) has maintained a relationship as an employee, officer or director of, or consultant or advisor to, the Company or its successor for the 180 days immediately prior to the Change in Control and (B) on the date which is 180 days after the date of the Change in Control, either (i) maintains a relationship as an employee, officer or director of, or consultant or advisor to, the Company or its successor or
(ii) fails to maintain a relationship as an employee, officer or director of, or consultant or advisor to, the Company or its successor by reason of having such relationship terminated by the Company or its successor other than for Cause, where "Cause" means willful misconduct or willful failure of the option recipient to perform the responsibilities of such option recipient's agreed-upon business relationship with the Company or its successor, including without limitation such option recipient's breach of any provision of any employment, consulting, nondisclosure, non-competition or similar agreement between the option recipient and the Company. With respect to each Qualified Option Recipient, the "Acceleration Amount" shall mean the lesser of (a) the number of additional shares of Common Stock (or their equivalent) which would have become vested pursuant to their option agreement over the twelve (12) month period following the date of the Change in Control or (b) fifty percent (50%) of the shares of Common Stock (or their equivalent) which had not yet vested pursuant to their option agreement as of the date of the Change in Control. The Board and, where applicable, the board of directors of any corporation assuming the obligations of the Company, shall take all necessary action to accomplish the purposes of this Section 15B, including all such actions as are necessary to provide for the assumption of such obligation upon the Change in Control.

     C. The Company may grant Options under the Plan in substitution for Options held by employees of another corporation who become employees of the Company or a Related Corporation as the result of a merger or consolidation of the employing corporation with the Company or a Related Corporation, or as a result of the acquisition by the Company or a Related Corporation of property or stock of the employing corporation. The Company may direct that substitute Options be granted on such terms and conditions as the Board considers appropriate in the circumstances.

     D. In the event of a Change in Control and with respect thereto, the rights and responsibilities of holders of Stock Rights pursuant to this Plan shall be governed first and foremost by the Company's agreement with the respective recipient of such Stock Rights and then, to the extent applicable, by the terms of this Section 15.

     16.     Stock  Restriction  Agreement.  As  a  condition to the grant of an
             -----------------------------
Award or a Purchase authorization under the Plan, the recipient of the Award or Purchase authorization shall execute an agreement ("Stock Restriction Agreement") in such form not inconsistent with the Plan as may be approved by the Board. Stock Restriction Agreements may differ among recipients. Stock Restriction Agreements may include any provisions the Board determines should be included and that are not inconsistent with any provision of the Plan.

     17.     No  Special Employment Rights.  Nothing contained in the Plan or in
             -----------------------------
any option agreement or other agreement or instrument executed pursuant to the provisions of the Plan shall confer upon any Optionee any right with respect to the continuation of his or her employment by the Company or any Related Corporation or interfere in any way with the right of the Company or a Related Corporation at any time to terminate such employment or to increase or decrease the compensation of the optionee.

     18.     Other  Employee  Benefits.  Except as to plans which by their terms
             -------------------------
include such amounts as compensation, no amount of compensation deemed to be received by an employee as a result of the grant or exercise of an Option or the sale of shares received upon such exercise, or as a result of the grant of an Award or the authorization or making of a Purchase will constitute compensation with respect to which any other employee benefits of such employee are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the Board.

     19.     Amendment  of  the  Plan.
             ------------------------

     A. The Board may at any time, and from time to time, modify or amend the Plan in any respect.

     B. The termination or any modification or amendment of the Plan shall not, without the consent of an optionee, affect the optionee's rights under an Option previously granted. With the consent of the Optionee affected, the Board may amend outstanding option agreements in a manner not inconsistent with the Plan. The Board shall have the right to amend or modify (i) the terms and provisions of the Plan, and (ii) the terms and provisions of the Plan and of any outstanding Option to the extent necessary to ensure the qualification of the Plan under Rule 16b-3.

     20.     Investment  Representations.  The  Board  may require any person to
             ---------------------------
whom an Option is granted, as a condition of exercising such Option, and any person to whom an Award is granted or a Purchase is authorized, as a condition thereof, to give written assurances in substance and form satisfactory to the Board to the effect that such person is acquiring the Common Stock subject to the Option, Award or Purchase for such person's own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws, or with covenants or representations made by the Company in connection with any public offering of its Common Stock.

     21.     Compliance  With  Securities Laws.  Each Option shall be subject to
             ---------------------------------
the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such Option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, or satisfaction of such condition shall have been effected or obtained on conditions acceptable to the Board. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification, or to satisfy such condition.

     22.     Withholding.  The  Company  shall  have  the  right  to deduct from
             -----------
payments of any kind otherwise due to the Optionee any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of Options under the Plan or upon the grant of an Award, the making of a Purchase of Common Stock for less than its fair market value, or the vesting of restricted Common Stock acquired pursuant to a Stock Right. The Board in its sole discretion may condition the exercise of an Option, the grant of an Award, the making of a Purchase, or the vesting of restricted shares acquired by exercising a Stock Right on the grantee's payment of such additional withholding taxes by 1) additional withholding if the Optionee is an existing employee with respect to whom the Company withholds taxes on the date of exercise (or such other time as the Company's obligation to withhold taxes may accrue); or 2) direct payment of the required withholding to the Company. The Compensation Committee of the Board of Directors or the Board of Directors, as applicable, in their sole discretion, shall determine the amount of taxes that are required to be withheld.

     23.     Effective  Date  and  Duration  of  the  Plan.
             ---------------------------------------------

     A. The Plan shall become effective when adopted by the Board and Stock Rights granted under the Plan shall become exercisable upon the Board's approval of the Plan. Amendments to the Plan not requiring shareholder approval shall become effective when adopted by the Board. Stock Rights may be granted under the Plan at any time after the effective date and before the termination date of the Plan.

     B. Unless sooner terminated as provided elsewhere in this Plan, this Plan shall terminate upon the close of business on the day next preceding the tenth anniversary of the date of its adoption by the Board. Stock Rights outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such Stock Rights.


Adopted  by  the  Board  of  Directors  on  December  15,  2004.

                                   APPENDIX B

              Certificate of Amendment to Articles of Incorporation
              -----------------------------------------------------
                         For Nevada Profit Corporations
                         ------------------------------
          (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:     HUDSON VENTURES, INC.

2. The articles have been amended as follows (provide article numbers, if available):

ARTICLE ONE. (NAME)
The name of the company is BATTLE MOUNTAIN GOLD EXPLORATION CORP.

ARTICLE FOUR. (CAPITAL STOCK)
The capitalization of the corporation is amended to reflect a 10:1 forward stock split, to increase the authorized shares to Two Hundred Million (200,000,000) shares of common stock, to reauthorize the par value of $.001 per share of common stock, to reauthorize Ten Million (10,000,000) shares of preferred stock and to reauthorize the par value of $.001 per share of preferred stock.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: Majority, 1,540,000 shares

4. Effective date of filing (optional):

5. Officer Signature: /s/ Dana Neill Upton
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